                                                (File Nos. 2-67052 and 811-3023)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [X]      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                  RULE 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or
                  ss.240.14a-12

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

        [X]       No Fee Required

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

                  1) Title of each class of securities to which transaction applies:
                      ____________________________

                  2)  Aggregate number of securities to which transaction
                      applies:
                      ____________________________

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                      ____________________________

                  4)  Proposed maximum aggregate value of transaction:
                      ____________________________

                  5)  Total fee paid:
                      ____________________________


        [ ]       Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)  Amount Previously Paid:
                      ____________________________

                  2)  Form, Schedule or Registration Statement No.:
                      ____________________________

                  3)  Filing Party:
                      ____________________________

                  4)  Date Filed:
                      ____________________________

                         GOLDEN LARGE CORE VALUE FUND
                         GOLDEN SMALL CORE VALUE FUND
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101

                                                               January 26, 2006

Dear Shareholder:

   The Board of Trustees of Forum Funds (the "Trust") has called a special meeting of the shareholders of Golden Large Core Value Fund and Golden Small Core Value Fund, each a series of the Trust (collectively, the "Funds"), to approve a new Investment Advisory Agreement between the Trust and Golden Capital Management, LLC ("Golden") (the "New Agreement"). The meeting is scheduled to be held on February 24, 2006.

   For the period of September 13, 2005 (commencement of operations of the Funds) through September 29, 2005, Golden served as the Funds' investment adviser pursuant to an Investment Advisory Agreement between the Trust and Golden ("Original Agreement"). During that period, Strategic Investment Group Ventures, LLC ("Strategic") maintained a 50% equity interest in Golden; GCM Partners, Inc. ("GCM") maintained a 40% equity interest in Golden and a third party maintained the remaining 10%. On September 30, 2005, Strategic sold its equity interest in Golden to GCM and Evergreen Alternative Strategies, Inc. (a wholly owned subsidiary of the Wachovia Corporation) ("Evergreen"). Additionally, GCM acquired the third party's equity interest in a separate transaction. Accordingly, as of that date, GCM owns an equity interest of 55% in Golden while Evergreen owns 45% (the "Transfer").

   Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of such agreement and the Investment Company Act of 1940, as amended, the Trust's Board of Trustees (the "Board"), by unanimous approval, terminated the Original Agreement effective prior to Golden's change in control on September 29, 2005 and appointed Golden, with its restructured ownership, as the Funds' investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and Golden with respect to the Funds dated September 30, 2005 (the "Interim Agreement"). The Interim Agreement was approved by the Board at its September 22, 2005 meeting and will remain in effect for 150 days from the date of termination of the Original Agreement or until the date that the Funds' shareholders approve the New Agreement, whichever is earlier. The Board also unanimously approved the New Agreement at its September 22, 2005 meeting. The terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date. The Board recommends that the Funds' shareholders vote "FOR" the approval of the New Agreement.

   WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR VIA THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 23, 2006. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (800) 206-8610.

   We appreciate your participation and prompt response and thank you for your continued support of the Funds.

                                          Sincerely,

                                          /s/ David M. Whitaker

                                          David M. Whitaker
                                          Secretary

                         GOLDEN LARGE CORE VALUE FUND
                         GOLDEN SMALL CORE VALUE FUND
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 24, 2006

                               -----------------

To the Shareholders of
Golden Large Core Value Fund and Golden Small Core Value Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of Golden Large Core Value Fund and Golden Small Core Value Fund, each a series of Forum Funds (the "Trust"), will be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 on February 24, 2006 at 2:00 p.m. (Eastern time). The purpose of the Meeting is:

    1. To approve an Investment Advisory Agreement between the Trust and Golden Capital Management, LLC;

    2. To transact such other business as may properly come before the Meeting.

   The Trust's Board of Trustees has fixed the close of business on January 5, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.

                                          By order of the Board of Trustees,

                                          /s/ David M. Whitaker

                                          David M. Whitaker
                                          Secretary

Portland, Maine
January 26, 2006

           YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU
           OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER
        SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS
          (1) ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT
        PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE),
          THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING
                 ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

                               TABLE OF CONTENTS

                                                         PAGE
                                                       ---------
               INTRODUCTION...........................         1
               PROPOSAL...............................         3
                  Background Information..............         3
                  The Interim Agreement...............         3
                  The New Agreement...................         3
                  Evaluation by the Board of Trustees.         5
               INFORMATION ABOUT GOLDEN...............         6
               OTHER MATTERS..........................         7
               ADDITIONAL INFORMATION.................         7
                  Other Fund Service Providers........         7
                  Reports to Shareholders.............         8
               ADVISORY AGREEMENT..................... EXHIBIT A
               PROXY CARD

                               -----------------
                                PROXY STATEMENT
                               -----------------

                         GOLDEN LARGE CORE VALUE FUND
                         GOLDEN SMALL CORE VALUE FUND
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101

                               -----------------

                        SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 24, 2006

                               -----------------

INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds (the "Trust"), on behalf of Golden Large Core Value Fund ("Large Core Fund") and Golden Small Core Value Fund ("Small Core Fund"), each a series of the Trust (each, a "Fund" and collectively, the "Funds"), to approve a new Investment Advisory Agreement between the Trust and Golden Capital Management, LLC ("Golden") (the "Proposal") with respect to the Funds. The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of the Funds to be held at the offices of the Trust's administrator, Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Portland, Maine 04101 on February 24, 2005, at 2:00 p.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about February 3, 2006.

   The Board has fixed the close of business on January 5, 2006 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date, there were 223,727.84 shares and 666,017.42 shares outstanding of the Large Core Fund and Small Core Fund, respectively. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of a Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding that Fund at the Meeting. All properly executed proxies received on or before February 23, 2006 will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein. Proxies received after that date will be counted only if the Meeting is adjourned.

   For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" the Proposal.

   IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

   If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the

Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as "FOR" such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted "AGAINST" such adjournment. Abstentions and broker non-votes will not be voted "FOR" or "AGAINST" any adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

   Approval of the Proposal by a Fund requires the affirmative vote of either
(a) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of that Fund. The approval of the Proposal by the shareholders of one Fund is not contingent on the approval of the Proposal by the shareholders of the other Fund.

   You may vote on each proposal by utilizing one of the following options:

BY MAIL:      Complete the enclosed proxy card ("Proxy Card") and return it in the postage paid envelope provided.
BY TELEPHONE: Call the Toll-Free number on your Proxy Card.
BY INTERNET:  Use the Internet address on your Proxy Card.
IN PERSON:    Attend the Special Meeting in person at 2:00 p.m. (Eastern time) on February 24, 2006, at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101.

   If you plan to vote by mail, you should complete the Proxy Card by:

    (1)Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on a proposal by checking the appropriate box on the Proxy Card;

    (2)Signing and dating the Proxy Card; and

    (3)Returning the Proxy Card in the enclosed postage-paid envelope.

   To change your vote, you may send a written notice of revocation (the "Revocation Letter") to Citigroup, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The Revocation Letter must:

    (1)Identify you;

    (2)State that as a Fund shareholder, you revoke your prior vote; and

    (3)Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

   The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, or by regular employees of Golden, the Funds' investment adviser. Golden will bear all of the costs of the Meeting and the preparation, printing, mailing and solicitation of this Proxy Statement and the tabulation of the Proxy Cards.

              PROPOSAL: APPROVAL OF INVESTMENT ADVISORY AGREEMENT
             BETWEEN THE TRUST AND GOLDEN CAPITAL MANAGEMENT, LLC

BACKGROUND INFORMATION

   For the period of September 13, 2005 (commencement of operations of the Funds) through September 29, 2005, Golden served as the Funds' investment adviser pursuant to an Investment Advisory Agreement between the Trust and Golden ("Original Agreement"). During that period, Strategic Investment Group Ventures, LLC ("Strategic") maintained a 50% equity interest in Golden; GCM Partners, Inc. ("GCM") maintained a 40% equity interest in Golden and a third party maintained the remaining 10%. The Board initially approved the Original Agreement at its June 8, 2005 meeting while the Funds' initial shareholder, Foreside Fund Services, LLC approved the Original Agreement on August 18, 2005 by written consent. Pursuant to the terms of the Original Agreement, the agreement was to remain in effect for two years from the date of its effectiveness and thereafter for successive annual periods provided that such continuance was specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case; (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) (the "Independent Trustees").

   On September 30, 2005 and prior to the expiration of the initial term of the Original Agreement, Strategic sold its interest in Golden to GCM and Evergreen Alternative Strategies, Inc. (a wholly owned subsidiary of Wachovia Corporation) ("Evergreen") pursuant to a purchase and sale agreement. Under a separate agreement, GCM acquired an additional 10% equity interest in Golden from a third party. Thus, GCM and Evergreen own equity interests of 55% and 45%, respectively (the "Transfer"). Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of such agreement and the 1940 Act, the Trust's Board, by unanimous approval, terminated the Original Agreement effective September 29, 2005, and appointed Golden, with its restructured ownership, as the Funds' investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and Golden with respect to the Funds dated September 30, 2005 (the "Interim Agreement"). The Interim Agreement was approved at the Board's September 22, 2005 meeting and will remain in effect for 150 days from the date of termination of the Original Agreement or until the date that the Funds' shareholders approve a new Investment Advisory Agreement between the Trust and Golden (as restructured) (the "New Agreement"), whichever is earlier. The New Agreement also was unanimously approved by the Board at its September 22, 2005 meeting. The terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date. The Board recommends that the Funds' shareholders vote "FOR" the approval of the New Agreement.

THE INTERIM AGREEMENT

   The Interim Agreement was approved by the Board, including the Independent Trustees, at its September 22, 2005 meeting. The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Funds under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement. The terms of the Interim Agreement are identical in all material respects to those of the Original Agreement, except for the effective period. The Interim Agreement provides for a termination date no later than 150 days from the date of the termination of the Original Agreement or upon approval of the New Agreement by shareholders, whichever is earlier.

THE NEW AGREEMENT

   The Board, including the Independent Trustees, unanimously approved the New Agreement for the Funds at its September 22, 2005 Board meeting subject to approval of the New Agreement by the Funds' shareholders. The terms, including the advisory fee, of the New Agreement are identical in all material respects to those of the Original Agreement.

   Under the New Agreement, the Trust will engage Golden, subject to the direction and control of the Board, and Golden will manage the investment and reinvestment of the assets of the Funds. Under the New Agreement, Golden will receive from the Large Core Fund an annual fee of 0.70% of the Fund's average daily net assets and from the Small Core Fund an annual fee of 1.10% of the Fund's average daily net assets for rendering investment advisory services to the Fund.

   The New Agreement requires Golden to:

    (1)make decisions with respect to all purchases and sales of securities and other investment assets in the Funds;

    (2)pay all operating expenses of the Funds, including the fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Funds; expenses of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Funds' current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Funds' shares excluding expenses which the Funds are authorized to pay pursuant to Rule 12b-l under the 1940 Act; and all other operating expenses not specifically assumed by the Funds;

    (3)furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of the Funds;

    (4)maintain records relating to the advisory services rendered to the Funds as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

    (5)provide the Funds' custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Funds' assets.

   The New Agreement permits Golden to perform investment advisory services for other entities other than the Trust and the Funds. The New Agreement also provides that Golden shall not be liable to the Trust or the Funds for any mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of Golden's reckless disregard of its obligations under the New Agreement or as otherwise required by applicable law. Neither the Trustees of the Trust nor the shareholders of the Funds are liable for any obligations of the Trust or of the Funds under the New Agreement. Under the New Agreement, Golden agrees that, in asserting any rights or claims under the agreement, it shall look only to the assets and property of the Trust or the Fund to which Golden's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

   If the New Agreement with respect to each Fund is approved by the shareholders, the New Agreement will be effective for an initial two year period and thereafter will continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Independent Trustees. The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of a Fund on 60 days' written notice to Golden or by Golden on 60 days' written notice to the Trust. The New Agreement also provides for automatic termination in the event of its assignment as that term is defined under the 1940 Act. The New Agreement may only be amended or modified by a written agreement that is properly authorized and executed by the Trust and Golden, and if required by law, by vote of a majority of the outstanding voting securities of a Fund.

   Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the Form of Investment Advisory Agreement attached hereto as Exhibit A. If shareholders do not approve the New Agreement within 150 days of the effective date of the Transfer, the Board will take such actions as it deems in the best interests of the Funds' shareholders.

   Golden intends for the Transfer to satisfy the terms of Section 15(f) of the 1940 Act, and has represented that it will not increase its fees for the Funds for the next two years.

EVALUATION BY THE BOARD OF TRUSTEES

   At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the New Agreement. In evaluating the New Agreement, the Board reviewed materials furnished by Golden and Citigroup, including information regarding: (1) services to be provided to the Funds including the nature, extent and quality of such services and the investment performance of Golden's separately managed accounts; (2) the compensation to be paid to Golden including the cost of advisory services to be provided and profits to be realized by Golden and its affiliates from the relationship with the Funds; (3) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee reflects these economies of scale for the benefit of the Funds' investors; (4) other benefits received by Golden and its affiliates from their relationship with the Funds;
(5) the continuation of services by other Fund service providers after the Transfer; and (6) whether any burden on the Funds would result from the Transfer. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

   SERVICES. In considering the nature, extent and quality of the services provided to the Funds by Golden, the Board observed that the portfolio management team has worked together since 1992. Golden represented that it would continue to provide high quality portfolio management services to the Funds under the New Agreement. Golden also represented that it has adequate staffing levels to service the Funds and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as Golden grows. The Board concluded that the approval of the New Agreement would not interfere with the day-to-day management of the Funds and that Golden has the requisite back office support to help ensure continuation of Fund operations under the New Agreement. The Board also concluded that the scope and quality of services to be provided to the Funds will be at least equivalent to the scope and quality of services that have been provided under the previous investment advisory agreement.

   PERFORMANCE. The Board did not consider the Funds' performance as the Funds are new and have no performance history. The Board did, however, consider the portfolio management team's investment accounts using the same investment style as the Funds and that these accounts have outperformed their primary benchmark for the one-, three- and five-year periods ending March 31, 2005. The Board concluded that performance was not a significant factor regarding approval of the New Agreement due to the relatively short period that the Funds have been in operation.

   COMPENSATION AND ECONOMIES OF SCALE. The advisory fee to be paid by the Funds under the New Agreement will be the same as the advisory fee paid by the Funds under the Original and Interim Agreements. The Board considered Golden's compensation for continuing to provide advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board also discussed the difference in the advisory fees charged to the Funds and the fees charged to Golden's other clients. The Board noted that Golden's proposed gross and net advisory fees were within the range of their Lipper Inc. peer groups, after considering that Golden would continue to pay most Fund-related expenses out of its advisory fee. The Board observed that Large Core Fund's proposed total expenses were lower than the mean and median total expenses for its Lipper Inc. peer groups. The Board also observed that Small Core Fund's proposed total expenses were lower than the mean and median total expenses for its Lipper Inc. peer groups except for Investor Shares, which while lower than the mean, was slightly above the median total expenses for its Lipper Inc. peer group. The Board recognized that it was difficult to make comparisons of expense ratios because of the variations in the services that are included in the fees paid by other funds. The Board concluded that Golden's advisory fee, after waivers, was reasonable when compared with the Lipper Inc. peer group average.

   The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Board considered the anticipated size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

   OTHER BENEFITS TO GOLDEN. Golden represented that it did not expect to receive any other benefits from its relationship with the Funds. Based on the foregoing, the Board concluded that other benefits to be received by Golden from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement.

   CONTINUITY OF SERVICE PROVIDERS. Citigroup will continue to serve as the Funds' administrator, transfer agent, and fund accountant under existing contracts. The Funds' custodian and distributor will also remain the same. The Board concluded that the continuation of the Funds' other service provider contracts would help ensure continuity of Fund operations under the New Agreement.

   NO UNDUE BURDEN ON THE FUNDS. The terms of the Original Agreement and New Agreement are identical in all material respects but for the effective date. The Board concluded that the approval of Transfer would not result in: (1) an increase in the Funds' advisory fees or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or (3) costs to the Funds in order to seek shareholder approval of the New Agreement.

   Based upon its review, the Board concluded that the approval of the New Agreement was reasonable, fair and in the best interests of the Funds and their respective shareholders. The Board approved the New Agreement subject to the approval of the New Agreement by the Funds' shareholders.

   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PROPOSAL.

INFORMATION ABOUT GOLDEN CAPITAL MANAGEMENT, LLC

   Golden Capital Management, LLC ("Golden"), 10715 David Taylor Drive, Suite 150, Charlotte, NC 28262, is a limited liability company organized under the laws of Delaware.

   Set forth below is information about each director, general partner, and principal executive officer of Golden, each of whom may be contacted at Golden's principal business address:

NAME (OFFICE)                               POSITION WITH ADVISER             PRINCIPAL OCCUPATION
-------------                          ------------------------------- ----------------------------------

Greg W. Golden, CFA                    President and Chief Executive   President, Chief Executive Officer
                                       Officer                         and Portfolio Manager
                                                                       Golden

Jeff C. Moser, CFA                     Managing Director and Chief     Managing Director, Chief
                                       Operating Officer               Operating Officer and Portfolio
                                                                       Manager
                                                                       Golden

Jonathan W. Cangalosi                  Managing Director and Principal Managing Director and Principal
                                                                       Golden

Lynette W. Alexander                   Managing Director               Managing Director
                                                                       Golden

   GCM Partners, Inc. ("GCM"), 10715 David Taylor Drive, Suite 150, Charlotte, NC 28262 and Evergreen (100% owned subsidiary of Wachovia Corporation), 401 S. Tryon Street, Charlotte, NC 28288, own controlling interests in Golden. Greg W. Golden, Jeff C. Moser and Jon Cangalosi own GCM.

   Golden also manages the following other funds:

                                                      PHOENIX      PHOENIX
                                                    TOTAL VALUE RELATIVE VALUE
                                                       FUND          FUND
                                                    ----------- --------------
  Assets...........................................  $9 million  $2.3 million
  Annual Advisory Fee (of average daily net assets)    0.45%        0.45%

OTHER MATTERS

   No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

   It is anticipated that, following the Meeting, the Funds will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David M. Whitaker, care of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101.

   As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Funds. As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of the Funds:

                                                                         % OF
 FUND                               NAME AND ADDRESS          SHARES     FUND
 ----                         ----------------------------- ----------- ------
 Golden Large Core Value Fund Charles Schwab & Co. Inc.     207,645.445 92.81%
                              Special Custody FBO Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104

 Golden Small Core Value Fund Charles Schwab & Co. Inc.     154,345.631 23.17%
                              Special Custody FBO Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104

ADDITIONAL INFORMATION

OTHER FUND SERVICE PROVIDERS

   Citigroup provides administration, fund accounting, and transfer agency services to the Trust. Citibank, N.A. serves as the Trust's custodian. Foreside Fund Services, LLC ("Foreside"), located at Two Portland Square, Portland, ME 04101, serves as the Funds' principal underwriter. Pursuant to a Compliance Services Agreement with the Trust, Foreside also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services.

   The service providers listed above will continue to provide the services referenced above regardless of whether the Funds' shareholders approve the Proposal.

REPORTS TO SHAREHOLDERS

   The Funds do not have an annual report to provide to shareholders since the Funds only began operations in September 2005.

                                          By order of the Board of Trustees,

                                          /s/ David M. Whitaker

                                          David M. Whitaker
                                          Secretary

                                   EXHIBIT A

                                    FORM OF
                                  FORUM FUNDS
                         INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of           , 2006, by and between Forum Funds, a
Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Golden Capital Management, LLC, with its principal office and place of business at 10715 David Taylor Drive, Suite 150, Charlotte, NC 28262 (the "Adviser").

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series; and

   WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (the "Fund"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

   NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

   (a) The Trust hereby employs the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

   (b) In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto with respect to the Fund filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement");
(iii) the Trust's current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); and (iv) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing (collectively the "Procedures"). The Trust shall deliver to the
Adviser: (x) a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

   (c) The Adviser has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST

   In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and
(ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

   (a) The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

   Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to any broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

   (b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund. The Adviser shall also comply with the Procedures provided that the Adviser has adequate notice of the Procedures.

   (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

   (d) The Adviser will report to the Board all material matters related to the Adviser. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to or promptly after such change.

   (e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

   (f) The Adviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants' duties.

   (g) The Adviser will provide the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund's assets as the custodian and fund accountant may reasonably require. In accordance with the Procedures, the Adviser is responsible for assisting in the fair valuation of all Fund assets using its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which a Fund's fund accountant does not obtain prices in the ordinary course of business.

   (h) The Adviser shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

   (i) The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 4. COMPENSATION; EXPENSES

   (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

   (b) The Adviser shall reimburse expenses of the Fund or waive its fees to the extent necessary to maintain a Fund's expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser's reimbursement of a Fund's expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month. In addition, the Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-l under the 1940 Act; and all other operating expenses not specifically assumed by the Fund.

   (c) The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. The Fund will also pay any expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. The Adviser may obtain reimbursement from the Fund, at such time or times as the Adviser may determine in its sole discretion, for any of the expenses advanced by it, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser's compensation pursuant to this Agreement.

   (d) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

   (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

   (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

   (a) This Agreement shall become effective with respect to a Fund on the date above after approval by (1) a majority of the outstanding voting securities of that Fund and (2) a majority of the Board who are not interested parties of the Trust.

   (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

   (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser; or (ii) by the Adviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

   Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF ADVISER.

   The Adviser represents and warrants that: (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. SUBADVISERS

   At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

   The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

SECTION 11. RIGHTS TO NAME

   If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the term "Golden" (the "Mark") or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark. The Adviser may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate. Upon the Adviser's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12. MISCELLANEOUS

   (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

   (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

   (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

   (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York.

   (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

   (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

   (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

   (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

   (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

   (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

   (k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser's obligations under this Agreement.

   (l) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

   (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                                  FORUM FUNDS

                                                  ------------------------------
                                                  Simon D. Collier
                                                  President

                                                  GOLDEN CAPITAL MANAGEMENT, LLC

                                                  ------------------------------
                                                  Greg W. Golden
                                                  President and CEO

                                  FORUM FUNDS
                         INVESTMENT ADVISORY AGREEMENT

                                  Appendix A

                                          FEE AS A % OF THE ANNUAL
       FUNDS OF THE TRUST           AVERAGE DAILY NET ASSETS OF THE FUND
       ------------------           ------------------------------------
       Golden Large Core Value Fund                0.70%
       Golden Small Core Value Fund                1.10%

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                      PROXY

             (FOR SHAREHOLDERS OF GOLDEN LARGE CORE VALUE FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Golden Large Core Value Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on February 24, 2006, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

          To approve the new investment advisory agreement between the Trust and Golden Capital Management, LLC with respect to Golden Large Core Value Fund.

                  FOR _____    AGAINST _____    ABSTAIN _____

(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on February 24, 2006. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

   ---------------------------------------------------------     -------------
   Authorized Signature                                              Date

   ---------------------------------------------------------
   Printed Name (and Title if Applicable)

   ---------------------------------------------------------     -------------
   Authorized Signature (Joint Investor or Second Signatory)         Date

   ---------------------------------------------------------
   Printed Name (and Title if Applicable)

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                      PROXY

             (FOR SHAREHOLDERS OF GOLDEN SMALL CORE VALUE FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Golden Small Core Value Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on February 24, 2006, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

          To approve the new investment advisory agreement between the Trust and Golden Capital Management, LLC with respect to Golden Small Core Value Fund.

                  FOR _____    AGAINST _____    ABSTAIN _____

(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on February 24, 2006. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

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   Authorized Signature                                               Date

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   Printed Name (and Title if Applicable)

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   Authorized Signature (Joint Investor or Second Signatory)          Date

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   Printed Name (and Title if Applicable)